_______________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. __)
________________________________________________________

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CONCERT PHARMACEUTICALS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all the boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

CONCERT PHARMACEUTICALS, INC.

2022 Annual Meeting
Vote by June 8, 2022
11:59 PM ET

CONCERT PHARMACEUTICALS, INC.
65 HAYDEN AVENUE, SUITE 3000N
LEXINGTON, MA 02421

D79601-P70219

You invested in CONCERT PHARMACEUTICALS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 9, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by submitting a request prior to May 26, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 9, 2022
9:00 AM ET

Concert Pharmaceuticals, Inc.
65 Hayden Avenue, Suite 3000N
Lexington, MA 02421

*Please check the meeting materials for any special requirements for meeting attendance. To obtain directions to attend the meeting, please email info@concertpharma.com. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of one Class II Director to our Board of Directors to serve until the 2025 annual meeting of stockholders: **Nominee:** 1a. Jesper Høiland	For
2. Approval, on a non-binding, advisory basis, of our executive compensation.	For
3. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	For
4. Approval of an amendment to our restated certificate of incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000.	For

NOTE: The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D79602-P70219